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                                                                   EXHIBIT 10.54


                                October 15, 2002

SED International, Inc.
SED International Holdings, Inc.
SED Magna (Miami), Inc.
4916 North Royal Atlanta Drive
Tucker, Georgia  30084

Ladies and Gentlemen:

         Reference is made to that certain Loan and Security Agreement dated October 7, 2002 (as at any time amended, the "Loan Agreement"), among SED International, Inc., a Georgia corporation, SED International Holdings, Inc., a Georgia corporation, and SED Magna (Miami), Inc., a Delaware corporation (individually, a "Borrower" and collectively, "Borrowers"), and Fleet Capital Corporation, a Rhode Island corporation ("Lender"). Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Loan Agreement.

         The parties desire to amend the Loan Agreement as hereinafter set forth.

         NOW, THEREFORE, for and in consideration of Ten Dollars ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         The Loan Agreement is hereby amended by deleting the reference to "106 days" in subsection 9.1.3(i) of the Loan Agreement and by substituting in lieu thereof a reference to "107 days."

         Each Borrower hereby ratifies and reaffirms each of the Loan Documents and such Borrower's covenants, duties and liabilities thereunder. Each Borrower acknowledges and stipulates that the Loan Agreement and the other Loan Documents executed by such Borrower are legal, valid and binding obligations of such Borrower that are enforceable against such Borrower in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by such Borrower); and the security interests and liens granted by such Borrower in favor of Lender are duly perfected, first priority security interests and Liens.

         Except as otherwise expressly provided in this agreement, nothing herein shall be deemed to amend or modify any provision of the Loan Agreement or any of the other Loan Documents, each of which shall remain in full force and effect. This agreement is not intended to be, nor shall it be

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construed to create, a novation or accord and satisfaction, and the Loan
Agreement as herein modified shall continue in full force and effect.

         This agreement shall be governed by and construed in accordance with the internal laws of the State of Georgia and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This agreement may be executed in any number of counterparts and by different parties to this agreement on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO EACH HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT.

         The parties hereto have caused this agreement to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

                                                 LENDER:

                                                 FLEET CAPITAL CORPORATION

                                                 By: /s/ Christopher Nairne
                                                    ----------------------------
                                                   Title: Vice President
                                                         -----------------------

                                                 BORROWERS:

                                                 SED INTERNATIONAL, INC.
ATTEST:

/s/ Michael P. Levine                            By: /s/ Gerald Diamond
-------------------------------------------         ----------------------------
MICHAEL P. LEVINE, Chief Financial Officer,         GERALD DIAMOND, Chairman of
Vice President - Finance, Secretary and             the Board and Chief
Treasurer                                           Executive Officer
[CORPORATE SEAL]

                    [Signatures continued on following page]


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                                                SED INTERNATIONAL HOLDINGS, INC.
ATTEST:

 /s/ Michael P. Levine                         By:  /s/ Gerald Diamond
-------------------------------------------        ----------------------------
MICHAEL P. LEVINE, Chief Financial Officer,        GERALD DIAMOND, Chairman
Vice President - Finance, Secretary and            of the Board and Chief
Treasurer                                          Executive Officer
[CORPORATE SEAL]

                                                SED MAGNA (MIAMI), INC.
ATTEST:

 /s/ Michael P. Levine                         By:  /s/ Gerald Diamond
-------------------------------------------        ----------------------------
MICHAEL P. LEVINE, Chief Financial Officer,        GERALD DIAMOND, Chairman of
Vice President - Finance, Secretary and            the Board and Chief Executive
Treasurer                                          Officer
[CORPORATE SEAL]


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